UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Davenport Road
 Toronto, Ontario, Canada M5R 1J2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (416) 223-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed by SusGlobal Energy Corp. (the "Company") in its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 and in its Annual Report on Form 10-K for the year ended December 31, 2020, the Company, through its wholly-owned subsidiary, SusGlobal Energy Canada I Ltd., signed an Agreement of Purchase and Sale (the "APS") with Ric (Nash) Inc. for the purchase of property and a facility located on that property with an address of 520 Nash Road North in Hamilton, Ontario. The APS was signed on February 10, 2021 and the land and facility were purchased for $3,500,100 (C$4,500,000), including a vendor take-back mortgage of $1,555,600 (C$2,000,000) at an annual interest rate of 2% maturing two years after closing (the "Mortgage"). A deposit of $155,560 (C$200,000) was paid by the Company on February 10, 2021.

The APS was amended on April 8, 2021 and again on May 20, 2021, to revise the closing date, subject to successful completion of the due diligence process and the completion of the Phase II Environmental Site Assessment at a cost of $38,734 (C$49,800), plus applicable harmonized sales taxes. A further deposit of $116,670 C$150,000) was paid by the Company on June 1, 2021. On August 3, 2021, the vendor agreed to amend the APS for a third time (the "Third Amendment") with a new closing date of August 17, 2021. The newly amended APS provides for a credit to the Company in the amount of $291,675 (C$375,000) for certain deficiencies and the issuance of 300,000 common shares of the Company.

On August 17, 2021, the Company closed on the purchase of the facility and land pursuant to the APS, as amended.

The foregoing description of the Mortgage, the APS, and the Third Amendment do not purport to be complete and are qualified in their entirety by reference to the Mortgage, the APS, and the Third Amendment, the forms of which are filed as, respectively, Exhibits 4.1, 10.2, and 10.2 hereto.

Item 8.01 Other Events.

On August 18, 2021, the Company issued a press release announcing the closing of the purchase of the facility and land. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1*	Mortgage, dated August 17, 2021
10.1	Agreement of Purchase and Sale between Ric (Nash) Inc., and SusGlobal Energy Canada I Ltd., dated February 10, 2021 (filed as Exhibit 10.1 to the Registrant's 10-Q for the period ended March 31, 2021 filed with the SEC on May 17, 2021 and incorporated herein by reference).
10.2	Amending Agreement between Rick (Nash) Inc., and SusGlobal Energy Canada I Ltd., dated August 3, 2021 (filed as Exhibit 10.2 to the Registrant's 10-Q for the period ended June 30, 2021 filed with the SEC on August 16, 2021 and incorporated herein by reference).
99.1	Press Release, dated August 18, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Dated: August 23, 2021	By:	/s/ Marc Hazout
Marc Hazout Executive Chairman, President and Chief Executive Officer